UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 21, 2008

Date of Report (Date of earliest event reported)

 Commission File Number: 333-152242

Element92 Resources Corp.

(Exact name of registrant as specified in its charter)

 Wyoming, United States

(State or other jurisdiction of incorporation or organization)

20-8531222

(I.R.S. Employer ID Number)

2510 Warren Avenue, Cheyenne, Wyoming 82001

(Address of principal executive offices) (Zip code)

(518) 638-8192

     (Issuer's telephone number)

N/A

(Former Name, Former Address and Former Fiscal Year if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

    On November 21, 2008, Element92 Resources Corp. (the "Company") initiated a preliminary exploration program on a block of 8 of the Company’s contiguous claims located in Huddersfield Township in the Province of Quebec, Canada.

    The exploratory work is being conducted by a team led by Dr. Jean Semples and includes mapping, sampling and trenching programs on the claims as well as magnetometer and radiometer (scintillometer) sampling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2008

ELEMENT92 RESOURCES CORP.

/s/ Geoff Armstrong

Geoff Armstrong

President, Chief Executive Officer, and Chief Financial Officer